Exhibit 99.1

TCBP Provides Shareholder Update and Highlights Upcoming Milestones

●	Provides update on Preliminary Proxy Statement Filing
●	Highlights Approximate $11.6 M cost-savings

EDINBURGH, Scotland, February 14, 2024 — TC BioPharm (Holdings) PLC (“TC BioPharm” or the “Company”) (NASDAQ: TCBP) a clinical stage biotechnology company developing platform allogeneic gamma-delta T cell therapies for cancer and other indications, today announced a shareholder update with a projected outlook for the current year.

“The previous year was a time of significant operational achievement for TC BioPharm,” said Bryan Kobel, Chief Executive Officer. “Despite strong headwinds throughout financial markets, we announced capital infusions of [approximately] $11.6 million while streamlining efficiencies, successfully dosing the final patient our ACHIEVE Study safety cohort and receiving FDA clearance of the Company’s investigational new drug (IND) application for a Phase 1B study in relapse/refractory Acute Myeloid Leukemia (AML). Additionally, we announced a new collaboration with Queen Mary University of London to expand TCB-008 into anti-fungal and anti-bacterial diseases, including non-dilutive funding to advance the project at lesser/lessened cost to the Company. Our team remains confident in TCB-008 as a therapeutic both as a monotherapy and in combination with other cell and immune system focused therapeutics, and looks forward to receiving interim data for the ACHIEVE trial in 2024. In March of 2023, we gave the investment community a roadmap of milestones we looked to complete in the subsequent 9 months of 2023, and it’s a great credit to the team that the Company was able to successfully achieve each of these milestones. We look forward/expect to continue this pattern of execution in 2024 and hitting our key milestones as laid out.”

Recent Company Updates

●	FDA clearance of investigational new drug (IND) application for a Phase 1B study in relapse/refractory Acute Myeloid Leukemia (AML)
●	The Company streamlined efficiencies and reduced overhead on several fronts
●	Formed a third-party manufacturing partnership in US with Excellos
●	Entered into a collaboration agreement with Queen Mary University of London (QMUL) to expand the platform into non-oncology indications. The QMUL project received grant funding from The Impact Fund arm of QMUL, to research the therapeutic potential of gamma-delta T cells for the treatment of mucosal infections.
●	Completed ACHIEVE Safety Cohort and received positive review from the Data Safety Monitoring Board (DSMB).

2024 Potential Milestones

●	Interim data review for ACHIEVE trial studying TCB-008 in Acute Myeloid Leukemia
●	Management is focused on leveraging existing strategic relationships in order to execute partnerships and or collaborations in combination with TCB-008.
●	Platform expansion with Proof of Concept and preclinical work completed for its anti-fungal/anti-bacterial program
●	Expected budget savings of approximately $11.6M after eliminating redundancies and asset prioritization efforts.

Filing of Preliminary Proxy Statement

On February 9, 2024 the Company filed a preliminary proxy statement with the Securities and Exchange Commission which included a proposal to obtain shareholder approval, in accordance with Nasdaq Marketplace Rule 5635(d), regarding the proposed sale, issuance, or potential issuance by the Company of Ordinary Shares or ADSs, in connection with certain non-public offerings, of the Ordinary Shares or ADSs (and/or securities convertible into or exercisable for Ordinary Shares or ADSs) equal to 20% or more outstanding immediately prior to the issuance of such securities at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the ADSs for the five trading days immediately preceding the signing of the binding agreement for the transaction, subject to certain limitations. The Board of Directors of the Company has not yet determined the terms and conditions of any potential financing(s). This filing is not a registration statement and no shares have been issued or registered with the Securities and Exchange Commission (SEC). TC BioPharm has taken this step in light of converting from foreign filer status to a domestic filer status, and in order to comply with NASDAQ marketplace rules that are applicable to domestic filers.

Kobel continued, “In 2024, our goal is to make additional strides throughout our pipeline of differentiated gamma delta T cell therapies via a strategic and disciplined approach. Receiving clearance on our IND from the U.S. FDA of TCB-008 in Acute Myeloid Leukemia marks an important milestone in maximizing our lead therapeutics’ opportunity in the category of blood cancers that we believe it is ideally suited to address. Additionally, last week the Company filed a preliminary proxy statement relating to the Nasdaq stock exchange’s requirement of obtaining shareholder approval for the potential issuance of more than 20% of the shares outstanding. This relates to being positioned to effectively execute our business strategy over the coming 90 days, both in the M&A arena and access to capital, and is a function of timing as we shift from foreign filer status to domestic filer status for SEC reporting and NASDAQ compliance purposes.”

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s intent or ability to effect any budget savings or execute on any M&A or capital raising strategy. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including that the proposed issuance of shares may not be approved by the Company’s shareholders. For other important factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 20-F for the year ended December 31, 2022, and our other reports filed with the SEC, all of which is available on the Company’s Investor Relations website at www.tcbiopharm.com and on the SEC website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this press release. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

Important Additional Information And Where to Find It

In connection with a General Meeting of Shareholders to approve the proposed share issuance, the Company has filed a preliminary proxy statement with the SEC and intends to file a definitive proxy statement with the SEC that will be mailed to its shareholders. This communication is not a substitute for any proxy statement or other document that the Company may file with the SEC in connection with the General Meeting. INVESTORS AND SHAREHOLDERS OF TC BIOPHARM ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE GENERAL MEETING CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED STOCK ISSUANCE AND THE RISKS ASSOCIATED WITH THE PROPOSED STOCK ISSUANCE. Investors and shareholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC (as and when available) from the SEC’s website at www.sec.gov and on the Company’s investor relations website at www.tcbiopharm.com.

Participants in the Solicitation

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, the Company, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by the Company. Information regarding the Company’s directors and executive officers is contained in the Company’s annual report on 20-F, which was filed with the SEC on May 1, 2023. You may obtain these documents without charge from the SEC’s website at www.sec.gov and on the Company’s investor relations website at www.tcbiopharm.com.

About TC BioPharm (Holdings) PLC

TC BioPharm is a clinical-stage biopharmaceutical company focused on the discovery, development and commercialization of gamma-delta T cell therapies for the treatment of cancer with human efficacy data in acute myeloid leukemia. Gamma-delta T cells are naturally occurring immune cells that embody properties of both the innate and adaptive immune systems and can intrinsically differentiate between healthy and diseased tissue.

TC BioPharm is the leader in developing gamma-delta T cell therapies, and the first company to conduct phase II/pivotal clinical studies in oncology. The Company is conducting two investigator-initiated clinical trials for its unmodified gamma-delta T cell product line - Phase 2b/3 pivotal trial for OmnImmune® in treatment of acute myeloid leukemia using the Company’s proprietary allogeneic CryoTC technology to provide frozen product to clinics worldwide.

Contact:

Chris Camarra

EVP Communications

c.camarra@tcbiopharm.com

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